Exhibit 99.1

Lanvin Group Revenue up 73% to €202 Million in First Half of 2022

•

73% YoY revenue growth represents one of the highest growth rates in the global luxury industry; flagship brand Lanvin achieved 117% global sales growth YoY during the period, with wholesale up 260% YoY, underscoring success of an improved product and merchandising strategy, with refreshed brand appeal

•	Existing business on track to achieve positive 2022 results; growth strategy unchanged

•

Further signed and committed equity investments of US$50 million ahead of listing with indications of interest for up to US$110 million additional equity investments, representing total potential new equity of up to US$290 million

•

Business combination with PCAC targeting completion by end of 2022, with pre-money equity valuation updated to US$1 billion, in-line with industry trading comparables, to provide a more attractive entry point for investors, reflecting significantly altered market environment

October 17, 2022 – Lanvin Group (the “Group”), a global luxury fashion group, today announced its financial results for the six-month period ended June 30, 2022. The Group plans to subsequently file an amendment to the registration statement on Form F-4 (the “Registration Statement”) of Lanvin Group Holdings Limited, a company affiliated with the Group, reflecting these financial results with the Securities and Exchange Commission (“SEC”), in connection with its previously announced proposed business combination with Primavera Capital Acquisition Corporation (NYSE: PV) (“PCAC”), an affiliate of Primavera Capital Group, a leading global investment firm.

Ms. Joann Cheng, Chairman and CEO of Lanvin Group, said: “Lanvin Group continues to deliver on its strategy, with record first half results and momentum continuing to build across all brands, in all markets and across all sales channels.”

2022 interim results underscore sustained growth momentum

The Group’s performance in the first half of 2022 has been marked by an exceptional phase of growth, building on the strong momentum achieved in 2021. For the first six months of 2022, the Group recorded revenue of €202 million, representing industry-leading growth of 73% compared to the same period in 2021.

The strong performance was driven by outstanding growth in Europe and North America, where revenue grew 91% and 58% year-over-year respectively, a testament to the Group’s solid foundation in its five brands’ home turf and the success of its global growth strategies. Notwithstanding the impact of COVID-19 restrictions in Greater China for much of the period, sales in the market increased by 32% year-over-year, while sales in the rest of Asia grew 194% year-over-year as the brands continued to penetrate new high-potential markets. All portfolio brands recorded positive growth. In particular:

•

Lanvin delivered 117% year-over-year global sales growth, recording sales of €64 million as it continued to grow its brand awareness. In particular the brand has renewed its global product and merchandising strategy, with an increasing focus on leather goods and footwear and made important ongoing improvements in customer fulfilment. The European and North American markets were the brand’s clear outperforming markets, recording 201% and 235% increases in revenue year-over-year, respectively. Sales through wholesale channels increased by 260% compared to the first half of 2021, reflecting solid recognition of the brand’s growing appeal and strong demand among luxury fashion buyers. Revenue through global DTC channels grew 75% year-over-year, with e-commerce sales increasing by 71%, as the brand continued its retail expansion and digital execution as part of its omni-channel strategy.

•

Wolford recorded revenue of €54 million in the first half of 2022, up 29% year-over-year, cementing its position as one of the world’s leading suppliers of women’s skinwear in the upper premium segment. Wolford’s sales growth was spread across almost all geographical regions and distribution channels, most notably recording a 46% increase from its retail channel, with the North American market growing 48% and EMEA by 28%. Excluding the licensing business, like-for-like revenue growth was over 40% year-over-year.

Implementation of global strategy continues to drive growth

The Group continued to implement its growth strategies in the first half of 2022:

Product and brand elevation:

•

Lanvin has embarked upon a successful brand reset anchored in its French couture heritage. The house has extended its product strategy and assortment to build a comprehensive product line-up for women and men, which has been well received at the recent Paris fashion show. The brand’s second limited-edition capsule collection with Los Angeles-based streetwear brand Gallery Department was also very well received, attracting a younger generation of new customers.

•

With the implementation of a strong digital and social media strategy, Wolford’s latest collaborations with iconic Italian streetwear brand GCDS and Parisian house Mugler have helped it reach new customer groups and further boosted brand awareness. Additionally, The W athleisure collection grew by 22% year-over-year and accounted for 23% of seasonal sales in the first half of 2022, underscoring the success of its newly adopted brand strategy.

•

Sergio Rossi successfully launched two exclusive capsule collections, the first named after its new artistic director Evangelie Smyrniotaki, and the second is named the “Jelly” special collection. Both have been well received by the market.

Sales channels and footprint expansion:

•

The Group’s global Direct to Customer (DTC) sales increased by 66% year-over-year, driven by strategic retail store opening as well as e-commerce expansion which included Lanvin’s presence on China’s e-commerce platforms JD.com and RED Mall. Meanwhile, wholesale sales also grew by 89% year-over-year thanks to renewed brand propositions, expanded offerings and highly effective marketing.

•

The brands have continued to expand their visibility in key markets for the past months. This includes Lanvin’s new retail stores at strategic locations in mainland China and Hong Kong, as well as Wolford’s new flagship store in Paris, in Rue Saint Honoré, with more openings planned before year end.

•

Sergio Rossi became the Group’s first brand to have successfully transitioned onto a new digital platform powered by Shopify’s technologies in North America, with Lanvin expected to follow suit later this year. The Group continues to drive its portfolio brands’ digitalization and e-commerce efforts.

New equity investments confirm enduring appeal of the growing luxury segment

The Group is pleased to announce that Meritz Securities Co., Ltd (008560.KS) (“Meritz”), a subsidiary of South Korea-based leading global financial services conglomerate Meritz Financial Group (138040.KS), has committed US$50 million in a private placement ahead of listing and is considering an additional investment of up to US$15 million by way of a PIPE subscription, both at the same per share valuation as applicable to the de-SPAC transaction. The proceeds of these investments will be used to further support the Group’s strong growth momentum. South Korea is one of the fastest-growing luxury markets in the world.

“We are delighted to welcome Meritz to join our strategic ecosystem to help support our global expansion strategy and the long-term sustainable growth of our brands,” said Joann Cheng. “This commitment, by an established global investor amid challenging market conditions, further validates the potential of our group to create value with our unique proposition to transform heritage brands.”

Meritz joins existing shareholders of the Group, including Fosun International Limited (0656.HK), ITOCHU Corporation (8001.T), Stella International Limited (1836.HK), Baozun Hong Kong Investment Limited, Golden A&A, which have already committed to invest in connection with the de-SPAC transaction.

Separately, a shareholder of the Group intends to fully convert its existing shareholder loan and accrued interest of approximately US$95 million into shares of the Group at the same per share valuation as applicable to the de-SPAC transaction, further demonstrating the shareholder’s confidence in, and long-term commitment to, the Group’s sustainable growth.

With the committed and potential investments from Mertiz and the intended conversion of existing shareholder loans and accrued interest into equity, together with the existing commitments from the PIPE investors and the forward purchase investors, the Group may receive total new equity of up to US$290 million, in addition to cash currently held in PCAC’s trust account of up to US$414 million (assuming no shareholder redemptions).

Revised valuation benefits shareholders with lower entry point

The Group and PCAC have revised the pre-money equity value of the Group from US$1.25 billion to US$1 billion based on various considerations, including the latest currency and stock market environment since the proposed business combination was first announced on March 23, 2022 and the recent trading multiples of numerous listed global luxury companies.

“Notwithstanding our own strong performance, the new transaction terms reflect not only this year’s global economic changes and the performance of our reference peer group, but more importantly, our commitment to delivering significant upside potential and long-term value for both current PCAC shareholders as well as future shareholders of Lanvin Group,” added Joann Cheng. “Our outlook for the business remains unchanged and we believe the adjusted valuation establishes a highly compelling entry point for investors as we continue to capture untapped growth opportunities across the world.”

2022 full year outlook

The Group is confident in achieving strong results for the fiscal year 2022 for its existing business as consumer appetite for premium quality goods remains strong and resilient. The Group will continue to execute its proven strategies to deliver sustained growth and create long-term value for shareholders against ongoing macroeconomic and geopolitical uncertainties.

The Group continues to make progress on the proposed business combination with PCAC, which is expected to close by the end of this year, subject to customary closing conditions, including the approval of PCAC’s shareholders and the listing of securities of Lanvin Group Holdings Limited (“LGHL”) on the New York Stock Exchange. Upon completion of the transaction, the business of the Group will operate under the Lanvin Group name and has applied to be listed on the NYSE under the ticker symbol “LANV”.

Analyst Day

Lanvin Group will hold a virtual Analyst Day to discuss its 2022 interim financial results on November 3, 2022 (Thursday), at 2:00 p.m. Central European Time (8:00 a.m. Eastern Time). A replay of the Analyst Day presentation will be accessible on the Group’s investor relations website at www.lanvin-group.com/investor-relation/.

- END -

About Lanvin Group

Lanvin Group is a leading global luxury fashion group headquartered in Shanghai, China, managing iconic brands worldwide including Lanvin, Wolford, Sergio Rossi, St. John Knits, and Caruso. Harnessing the power of its unique strategic alliance of industry-leading partners in the luxury fashion sector, Lanvin Group strives to expand the global footprint of its portfolio brands and achieve sustainable growth through strategic investment and extensive operational know-how, combined with an intimate understanding and unparalleled access to the fastest-growing luxury fashion markets in the world. For more information about Lanvin Group, please visit www.lanvin-group.com, and to view our investor presentation, please visit www.lanvin-group.com/investor-relation/.

About Primavera Capital Acquisition Corporation

Primavera Capital Acquisition Corporation (NYSE: PV), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. PCAC is an affiliate of Primavera, a leading alternative investment management firm. With offices in Beijing, Hong Kong, Singapore and Palo Alto, Primavera manages both USD and RMB funds for prominent financial institutions, sovereign wealth funds, pension plans, endowments, corporations and family offices around the world. As of September 30, 2021, it had assets under management of approximately US$17 billion. Primavera employs a flexible investment strategy comprised of buy-out/control-oriented, growth capital and restructuring investments. Having accumulated extensive experience in structuring and executing cross-border investment transactions, Primavera seeks to create long-term value for its portfolio companies by combining deep local connectivity in China with global experience and best practices. For more information, please visit www.primavera-capital.com.

Enquiries:

Media

Lanvin Group

FGS Global

Richard Barton +852 9301 2056/+41 79 922 7892 richard.barton@fgsglobal.com	Harry Florry +852 9818 2239 harry.florry@fgsglobal.com	Louis Hung +852 9084 1801 louis.hung@fgsglobal.com

Primavera Capital Acquisition Corporation

Primavera Capital Group: media@primavera-capital.com

FGS Global: primavera-hkg@fgsglobal.com

Investors

Lanvin Group

ir@lanvin-group.com

Primavera Capital Acquisition Corporation

Alex Ge

+852 3767 5068

chengyuan.ge@primavera-capital.com

Forward-Looking Statements

This press release, including the information contained herein (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Lanvin Group, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed business combination with PCAC, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Lanvin Group and PCAC, which are all subject to change due to various factors. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the business combination with PCAC; changes to the proposed structure of the business combination with PCAC that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the business combination with PCAC and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination with PCAC or that the approval of the shareholders of PCAC or the Lanvin Group is not obtained; the risk that the business combination with PCAC disrupts current plans and operations of PCAC or the Lanvin Group as a result of the announcement and consummation of the business combination with PCAC; the ability of the Lanvin Group to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the NYSE following the business combination with PCAC; failure to realize the anticipated benefits of the business combination with PCAC; risk relating to the uncertainty of the projected financial information with respect to the Lanvin Group; the amount of redemption requests made by PCAC’s shareholders and the amount of funds available in the PCAC trust account; general economic conditions and other factors affecting the Lanvin Group’s business; Lanvin Group’s ability to implement its business strategy; Lanvin Group’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Lanvin Group’s business, Lanvin Group’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Lanvin Group’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Lanvin Group’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Lanvin Group’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Lanvin Group’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of LGHL’s registration statement on Form F-4, PCAC’s Annual Report on Form 10-K and other documents filed by LGHL or PCAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither PCAC nor Lanvin Group presently know, or that PCAC or Lanvin Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect PCAC’s and Lanvin Group’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or PCAC’s or Lanvin Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. PCAC and Lanvin Group anticipate that subsequent events and developments may cause their assessments to change. However, while LGHL, PCAC and Lanvin Group may elect to update these forward-looking statements at some point in the future, LGHL, PCAC and Lanvin Group specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Lanvin Group nor PCAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing PCAC’s or Lanvin Group’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Lanvin Group and PCAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Lanvin Group, PCAC or any other entity.

Important Additional Information

This communication relates to a proposed business combination between Lanvin Group and PCAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination with PCAC will be submitted to shareholders of PCAC for their consideration.

LGHL has filed a Registration Statement with the SEC which includes a preliminary proxy statement in relation to the vote by PCAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as a preliminary prospectus with respect to LGHL’s securities to be issued in connection with the proposed business combination. PCAC and LGHL also will file other documents regarding the proposed business combination with the SEC.

After the Registration Statement has been declared effective, PCAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that PCAC will send to its shareholders in connection with the business combination. PCAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with PCAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about PCAC, LGHL, Lanvin Group and the proposed business combination with PCAC. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by PCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to PCAC.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

PCAC, LGHL and Lanvin Group and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from PCAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PCAC’s shareholders in connection with the proposed transactions will be set forth in LGHL’s proxy statement/prospectus when it is filed with the SEC. You can find more information about PCAC’s directors and executive officers in PCAC’s Annual Report on Form 10-K filed with the SEC on March 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully, when available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Websites

The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.